UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 25, 2009

MID PENN BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	1-13677	25-1666413
State or other jurisdiction of incorporation	Commission File Number	IRS Employer Identification Number

349 Union Street, Millersburg, Pennsylvania	17061
(Address of principal executive offices)	(Zip Code)

(717) 692-2133

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CURRENT REPORT ON FORM 8-K

Item 4.01 Changes in Registrant’s Certifying Accountant.

(a) On February 25, 2009, the Audit Committee of the Board of Directors approved the dismissal of Parente Randolph, LLC. Such termination will be effective upon completion of services related to the audit of the Company’s December 31, 2008 financial statements. On February 26, 2009, Parente Randolph, LLC our current independent registered public accountants were notified of the dismissal.

The reports of Parente Randolph, LLC on the financial statements of the Company for the years ended December 31, 2008 and 2007 did not contain either an adverse opinion or a disclaimer of opinion, nor were the reports qualified or modified as to uncertainty, audit scope or accounting principles.

The Company had no disagreements with Parente Randolph, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two most recent fiscal years or the subsequent interim period, which if not resolved to the satisfaction of Parente Randolph, LLC would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years.

There were no reportable events within the meaning of Item 304(a)(1)(v) of Regulation S-K during the two most recent fiscal years or the subsequent interim period.

The Company has provided Parente Randolph, LLC with a copy of the above disclosures in response to Item 304(a) of Regulation S-K in conjunction with the filing of this Form 8-K. The Company requested that Parente Randolph, LLC deliver to the Company a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K, and if not, stating the respects in which it does not agree. A copy of the letter of Parente Randolph, LLC is filed as Exhibit 99.1 to this Form 8-K Current Report.

(b) On February 25, 2009, the Audit Committee of the Board of Directors approved the engagement of Beard Miller Company LLP as the Company’s independent public accountant for the Company’s fiscal year ending December 31, 2009 and the interim periods prior to such year-end, subject to completion of Beard Miller Company LLP’s standard engagement acceptance procedures. During the Company’s two most recent fiscal years and any subsequent interim period, neither the Company nor anyone on its behalf has consulted with Beard Miller Company LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or (ii) the type of audit opinion that might be rendered on the Company’s financial statements, or (iii) any matter that was the subject of a disagreement within the meaning of Item 304 (a)(1)(iv) of Regulation S-K, or (iv) any reportable event within the meaning of Item 304 (a)(1)(v) of Regulation S-K.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements and Exhibits

None.

(b) Pro Forma Financial Information

None.

(c) Shell Company Transactions

None.

(d) Exhibits

Exhibit Number	Description
99.1	Letter Dated March 2, 2009 from Parente Randolph, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

MID PENN BANCORP, INC.
(Registrant)

Dated: February 27, 2009	/s/ Rory G. Ritrievi
Rory G. Ritrievi
President and Chief Executive Officer